SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2002

MERITAGE CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MARYLAND (STATE OR OTHER JURISDICTION OF INCORPORATION)	I-9977 (COMMISSION FILE NUMBER)	86-0611231 (IRS EMPLOYER IDENTIFICATION NO.)

6613 NORTH SCOTTSDALE ROAD, SUITE 200, SCOTTSDALE, ARIZONA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	85250 (ZIP CODE)

(877) 400-7888
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

     References to “we,” “our” and “us” in this current report on Form 8-K refer to Meritage Corporation and its consolidated subsidiaries.

     This Amendment No. 1 to Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K dated October 7, 2002. As previously reported, on October 7, 2002 we completed the purchase of the homebuilding assets of Perma-Bilt Homes (“Perma-Bilt”), a builder of quality single-family homes in the Las Vegas, Nevada metropolitan area.

     We are providing with this Amendment No. 1 certain historical financial statements and related notes thereto of Perma-Bilt. These include the audited historical financial statements and related notes for the year ended December 31, 2001 and the unaudited interim financial statements and related notes at September 30, 2002 and for the nine months ended September 30, 2002 and 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)-(b) Not applicable.

     (c)  Exhibits.

The audited financial statements of Perma-Bilt for the year ended December 31, 2001 and the unaudited interim financial statements at September 30, 2002 and for the nine months ended September 30, 2002 and 2001 are filed as Exhibit 99.1 and 99.2, respectively, to this Amendment No. 1 and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 2nd day of July, 2003.

MERITAGE CORPORATION

By:	/s/ Larry W. Seay

Larry W. Seay Chief Financial Officer, Vice President-Finance (Principal Financial Officer and Duly Authorized Officer)

By:	/s/ Vicki L. Biggs

Vicki L. Biggs Vice President-Corporate Controller (Chief Accounting Officer)

Exhibit No.	Description

99.1	Audited financial statements and related notes of Perma-Bilt for the years ended December 31, 2000 and 2001.

99.2	Unaudited interim financial statements and related notes of Perma-Bilt at September 30, 2002 and for the nine months ended September 30, 2002 and 2001.